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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) FEBRUARY 21, 1995


                         R.R. DONNELLEY & SONS COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                    1-4694                   36-1004130
     (State or other       (Commission file number)         (IRS Employer
     jurisdiction of                                     Identification No.)
     incorporation)


         77 WEST WACKER DRIVE,
           CHICAGO, ILLINOIS                             60601
    (Address of principal executive                    (Zip Code)
                offices)


                 Registrant's Telephone Number  (312) 326-8000


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ITEM 5. Other Events

  The Company's 1994 Consolidated Financial Statements, Notes to Consolidated Financial Statements, Report of Independent Public Accountants, Management's Discussion and Analysis of Results of Operations and Management's Discussion and Analysis of Financial Condition, included as Exhibit 99, are hereby incorporated by reference.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c) Exhibits

      (12)Computation of Ratio of Earnings to Fixed Charges.

      (23)Consent of Independent Public Accountants.

      (27)Financial Data Schedule.

      (99)R.R. Donnelley & Sons Company--Certain Financial Information as of and for the Year Ended December 31, 1994:

              --Consolidated Statements of Income

              --Consolidated Balance Sheets

              --Consolidated Statements of Cash Flows

              --Consolidated Statements of Shareholders' Equity

              --Notes to Consolidated Financial Statements

              --Report of Independent Public Accountants

              --Management's Discussion and Analysis of Results of Operations

              --Management's Discussion and Analysis of Financial Condition

                                       2
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                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                          R.R. Donnelley & Sons Company

       February 21, 1995                    /s/ William L. White
Date
  ---------------------------             By-----------------------------------
                                            William L. White
                                            Controller
                                            (Authorized Officer and
                                            Chief Accounting Officer)

                                       3
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                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                          DESCRIPTION OF EXHIBIT
 -------                         ----------------------
 12        Computation of Ratio of Earnings to Fixed Charges.
 23        Consent of Independent Public Accountants.
 27        Financial Data Schedule.
 99        R.R. Donnelley & Sons Company--Certain Financial Information as of
           and for the Year Ended December 31, 1994:
           --Consolidated Statements of Income
           --Consolidated Balance Sheets
           --Consolidated Statements of Cash Flows
           --Consolidated Statements of Shareholders' Equity
           --Notes to Consolidated Financial Statements
           --Report of Independent Public Accountants
           --Management's Discussion and Analysis of Results of Operations
           --Management's Discussion and Analysis of Financial Condition